Exhibit 10.3

GUARANTY

I. RECITALS

Reference is made to that certain Loan and Security Agreement dated as of October 31, 2006 (as the same may be amended, restated, modified or supplemented and in effect from time to time, the "Loan Agreement") among Mossimo Holdings LLC, a Delaware limited liability company ("Company"), Mossimo Management LLC, as Servicer, the Lenders from time to time party to the Loan Agreement and MERRILL LYNCH MORTGAGE CAPITAL INC., in its capacity as Agent under the Loan Agreement ("Agent"). As one of the conditions to making the Loan and other financial accommodations available to Company under the Loan Agreement, the Lenders have required that the undersigned ("Guarantor"), guaranty the obligations of Company to Agent and the Lenders. Capitalized terms used and not otherwise defined herein shall have the respective meanings provided for in the Loan Agreement.

II. GUARANTY

Therefore, for value received, and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to Company under the Loan Agreement or any other Transaction Document by Agent or any Lender, Guarantor hereby unconditionally guaranties the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Obligations. Without limiting the foregoing, Guarantor guarantees the payment of all fees, costs and expenses (including attorneys' fees and expenses) incurred by Agent or any Lender in attempting to collect any amount due under this Guaranty or in prosecuting any action against Company in any way related to the Transaction Documents, Guarantor with respect to this Guaranty or any other guarantor of all or part of the Obligations and all interest, fees, costs and expenses owing to Agent or any Lender after the commencement of bankruptcy proceedings with respect to Company, any Guarantor or any other guarantor of all or part of the Obligations (whether or not the same may be collected while such proceedings are pending).

Guarantor hereby agrees that this Guaranty is a present and continuing guaranty of payment and not of collection and that its obligations hereunder shall be unconditional, irrespective of (i) the validity or enforceability of the Obligations or any part thereof, or of any of the Transaction Documents, (ii) the waiver or consent by Agent or any Lender with respect to any provision of any Transaction Document, or any amendment, modification or other change with respect to any Transaction Document, (iii) any merger or consolidation of Company, Guarantor or any other guarantor of all or part of the Obligations into or with any Person or any change in the ownership of the equity of Company, Guarantor or any other guarantor of all or part of the Obligations, (iv) any dissolution of Guarantor or any insolvency, bankruptcy, liquidation, reorganization or similar proceedings with respect to Company, Guarantor or any other guarantor of all or part of the Obligations, (v) any action or inaction on the part of Agent or any Lender, including without limitation the absence of any attempt to collect the Obligations from Company, Guarantor or any other guarantor of all or part of the Obligations or other action to enforce the same or the failure by Agent to take any steps to perfect and maintain its Lien on, or to preserve its rights to, any security or collateral for the Obligations, (vi) Agent's election, in any proceeding instituted under Chapter 11 of Title 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a Lien by Company, Guarantor or any other guarantor of all or part of the Obligations, as debtor-in-possession, under Section 364 of the Bankruptcy Code, (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Agent's or any Lender's claims for repayment of the Obligations, (ix) Agent's or any Lender's inability to enforce the Obligations of Company as a result of the automatic stay provisions under Section 362 of the Bankruptcy Code, or (x) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of Company, Guarantor or any other guarantor of all or part of the Obligations (other than the irrevocable payment in full in cash of the Obligations).

Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty not constitute a "Fraudulent Conveyance" (as defined below). Consequently, Guarantor agrees that if this Guaranty would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty shall be valid and enforceable only to the maximum extent that would not cause this Guaranty to constitute a Fraudulent Conveyance, and this Guaranty shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, "Fraudulent Conveyance" means a fraudulent conveyance or fraudulent transfer under Section 548 of the Bankruptcy Code or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

No payment made by or for the account or benefit of Guarantor (including, without limitation, (i) a payment made by Company in respect of the Obligations, (ii) a payment made by any Person under any other guaranty of the Obligations or (iii) a payment made by means of set-off or other application of funds by Agent or any Lender) pursuant to this Guaranty shall entitle Guarantor, by subrogation or otherwise, to any payment by Company or from or out of any property of Company, and Guarantor shall not exercise any right or remedy against Company or any property of Company including, without limitation, any right of contribution or reimbursement by reason of any performance by Guarantor under this Guaranty, until the Obligations have been indefeasibly paid in full in cash and the Loan Agreement has been terminated.

Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of any bankruptcy proceeding (or other insolvency proceeding) of Company, protest or notice with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by complete and irrevocable payment and performance of the obligations and liabilities contained herein. No notice to Guarantor or any other party shall be required for Agent, on behalf of Agent or any Lender, to make demand hereunder. Such demand shall constitute a mature and liquidated claim against Guarantor. Upon the occurrence and during the continuance of any Event of Default and following the Agent or the Lenders declaring that the Loan and all interest and all Fees accrued on the Loan and any other Obligations to be immediately due and payable (which such declaration shall be automatic following an Event of Default described in Section 7.0l of the Loan Agreement), Agent may, at its sole election, proceed directly and at once, without notice, against Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against Company, any other Person or any security or collateral for the Obligations. Agent shall have the exclusive right to determine the application of payments and credits, if any, from Guarantor on account of the Obligations or of any other liability of Guarantor to Agent and Lenders arising hereunder.

Agent and Lenders are hereby authorized, without notice or demand to Guarantor and without affecting or impairing the liability of Guarantor hereunder, to, from time to time, (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or otherwise modify, amend or change the terms of any Transaction Document (other than this Guaranty, but any change to this Guaranty shall not affect the obligations of Guarantor under this Guaranty except as otherwise agreed to in such amendment to this Guaranty), (ii) accept partial payments on the Obligations, (iii) take and hold collateral for the payment of the Obligations, or for the payment of this Guaranty, or for the payment of any other guaranties of the Obligations or other liabilities of Company, and exchange, enforce, waive and release any such collateral, (iv) apply such collateral and direct the order or manner of sale thereof as in their sole discretion they may determine and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any collateral therefor in any manner.

At any time after maturity of the Obligations, Agent and Lenders may, in their sole discretion, without notice to any Guarantor and regardless of the acceptance of any collateral for the payment hereof, appropriate and apply toward payment of the Obligations (i) any indebtedness due or to become due from Agent or any Lender to Guarantor and (ii) any moneys, credits or other property belonging to Guarantor at any time held by or coming into the possession of Agent or any Lender or any Affiliates thereof, whether for deposit or otherwise.

Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Company, and any and all endorsers and other guarantors of all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof that diligent inquiry would reveal, and Guarantor hereby agrees that neither Agent nor any Lender shall have any duty to advise Guarantor of information known to such Agent or Lender regarding such condition or any such circumstances. Guarantor hereby acknowledges familiarity with Company's financial condition and that it has not relied on any statements by Agent or any Lender in obtaining such information. In the event Agent or any Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to Guarantor, neither Agent nor any Lender shall be under any obligation (i) to undertake any investigation with respect thereto, (ii) to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Agent or such Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information, or any other information, to Guarantor.

Guarantor consents and agrees that neither Agent nor any Lender shall be under any obligation to marshal any assets in favor of Guarantor or against or in payment of any or all of the Obligations. Guarantor further agrees that, to the extent that Company makes a payment or payments to Agent or any Lender, or Agent or any Lender receives any proceeds of Collateral, which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to Company, its estate, trustee, receiver or any other party, including Guarantor, under any Applicable Law or equitable cause, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred, and this Guaranty shall continue to be in existence and in full force and effect, irrespective of whether any evidence of indebtedness has been surrendered or cancelled.

Guarantor also waives all set-offs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, and notices of acceptance of this Guaranty. Guarantor further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to Company or otherwise, and also waives all notices that the principal amount, or any portion thereof, or any interest under or on any Transaction Document is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of the Obligations, or from anyone else, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to Agent to secure payment of the Obligations.

III. MISCELLANEOUS

Guarantor hereby represents and warrants to Agent and Lenders that (i) it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) the execution, delivery and performance by Guarantor of this Guaranty are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any Government Entity and do not violate, conflict with or cause a breach or a default under any provision of any Applicable Law, any of its Organizational Documents or any agreement, binding upon it and (iii) this Guaranty constitutes a valid and binding agreement of Guarantor, enforceable against Guarantor in accordance with its respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar Applicable Laws relating to the enforcement of creditors' rights generally and by general equitable principles.

Guarantor will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to, any Debt, except for: (i) Debt existing on the Closing Date; (ii) Debt incurred in connection with the Transaction Documents; (iii) Debt incurred or assumed for the purpose of financing all or any part of the acquisition of the capital stock or assets of another Person or in connection with a merger with another Person of which the Guarantor or Subsidiary is the surviving entity; and (iv) Debt (other than the Debt described in clauses (ii) and (iii) above) in an amount such that after giving effect to the incurrence thereof the aggregate outstanding Debt of Guarantor and its Subsidiaries would not to exceed the sum of the amount of Debt outstanding on the Closing Date plus $70,000,000; provided, however, that in the event that the Guarantor sells not less than $75,000,000 of its capital stock following the Closing Date, the foregoing limitation on the incurrence of additional Debt in excess of $70,000,000 shall be eliminated and the Guarantor and its Subsidiaries shall be permitted to incur additional Debt in their sole discretion.

No delay on the part of Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Agent of any right or remedy shall preclude any further exercise thereof; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Agent or Lenders, except as expressly set forth in a writing duly signed and delivered on Agent's behalf by an authorized officer or agent of Agent. Agent's or any Lender's failure at any time or times hereafter to require strict performance Guarantor of any of the provisions, warranties, terms and conditions contained in this Guaranty shall not waive, affect or diminish any right of Agent and Lenders at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act or knowledge of Agent or any Lender, or its respective agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an officer or agent of Agent, and directed Guarantor specifying such waiver. No failure or delay by Agent or any Lender in exercising any right, power or privilege under this Guaranty shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

This Guaranty shall be binding upon Guarantor and its respective successors and assigns and shall inure to the benefit of Agent and Lenders and their respective successors and assigns, except that Guarantor may not assign its obligations hereunder without the written consent of Agent. All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the notice provision of the Loan Agreement; provided, that such notices shall be given to Guarantor at its address or facsimile number set forth on the signature pages hereof.

THIS GUARANTY SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT, SUBJECT TO AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO GUARANTOR IN ACCORDANCE WITH THE NOTICE PROVISIONS HEREOF AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

GUARANTOR AND AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

This Guaranty may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF, this Guaranty has been duly executed by each Guarantor this 31st day of October, 2006.

GUARANTOR:

ICONIX BRAND GROUP, INC.

By: /s/ Neil Cole
Its: President and CEO

Address:

1450 Broadway, 4th Floor
New York, NY 10018
Facsimile: (212) 391-2057

MERRILL LYNCH MORTGAGE CAPITAL INC., as Agent

By: /s/ Joseph Magnus
Its: Vice President